FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2006

VoIP, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-28985	75-2785941
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 So. Wymore Rd, Suite 3000, Altamonte Springs, FL 32714

(Address of principal execute offices, including zip code)

(407) 389-3232
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 21, 2006, VoIP, Inc. (the “Company”) will hold a conference call for investors at 4:30 p.m. Eastern Time. Company executives will conduct the conference call and discuss the company’s strategy and recent events and address questions from shareholders. The Company’s conference call will be accessible by telephone. To participate in the conference call, callers should dial the following: US/Canada -- (866) 892-0898 and International -- (706) 679-1121. To join the call, provide conference ID # 1172489 or reference VoIP Inc. An audio replay of the conference call will be available via the Company’s website at www.voipinc.com. The Company issued a press release on June 1, 2006 announcing the conference call.

The information furnished in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOIP, INC.

By:	/s/ Gary Post
Gary Post, President
Dated: June 21, 2006